UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 14, 2006
VISTACARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50118	06-1521534
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4800 North Scottsdale Road,
Suite 5000
Scottsdale, Arizona 85251
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (480) 648-4545
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Exhibit 99.1
Exhibit 99.2
Exhibit 99.3

Item 2.02. Results of Operations and Financial Condition.
On December 14, 2006, VistaCare, Inc. issued a press release announcing its financial results for the fourth quarter and fiscal year ended September 30, 2006. A copy of the press release is furnished as Exhibit 99.1 to this report. On the same date, VistaCare, Inc. issued a press release including unaudited financial information for the fourth quarter and fiscal year ended September 30, 2006. A copy of the press release is furnished as Exhibit 99.2 to this report.
On December 14, 2006, the Company held a conference call discussing its financial results for the fourth quarter and fiscal year ended September 30, 2006. A transcript of the conference call is furnished as Exhibit 99.3 to this report.
In accordance with general instruction B.2 to Form 8-K, information in this Item 2.02 and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of such section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.

Exhibits:

99.1	Press release of VistaCare, Inc., dated December 14, 2006.

99.2	Press release of VistaCare, Inc., dated December 14, 2006.

99.3	Transcript of VistaCare’s conference call held on December 14, 2006 discussing its financial results for the quarter ended September 30, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTACARE, INC.
Date: December 18, 2006	By:	/s/ Stephen Lewis
	Name:	Stephen Lewis
	Title:	Secretary

EXHIBIT INDEX

Exhibits:

99.1	Press release of VistaCare, Inc., dated December 14, 2006.

99.2	Press release of VistaCare, Inc., dated December 14, 2006.

99.3	Transcript of VistaCare’s conference call held on December 14, 2006 discussing its financial results for the quarter ended September 30, 2006.